                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

 Filed by the Registrant [X]

 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:

 [ ]    Preliminary Proxy Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 [X]    Definitive Proxy Statement

 [ ]    Definitive Additional Materials

 [ ]    Soliciting Material under Rule 14a-12

                               PHARMACYCLICS, INC.
          -------------------------------------------------------------
               Name of the Registrant as Specified In Its Charter

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [X]    No fee required.

 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.   Title of each class of securities to which transaction applies:

        2.   Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4.   Proposed maximum aggregate value of transaction:

        5.   Total fee paid:

 [ ]    Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1.   Amount Previously Paid:

        2.   Form, Schedule or Registration Statement No.:

        3.   Filing Party:

        4.   Date Filed:

                              PHARMACYCLICS, INC.
                             995 EAST ARQUES AVENUE
                           SUNNYVALE, CALIFORNIA 94085

                                NOVEMBER 3, 2000

DEAR STOCKHOLDER:

        You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc. (the "Company"), which will be held at 12:00 P.M. on Thursday, December 7, 2000 at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085.

        At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

        1. the election of six (6) directors to serve until the 2001 annual meeting or until their successors are elected and qualified;

        2. the amendment of the Company's 1995 Stock Option Plan (the "Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Option Plan by an additional 600,000 shares;

        3. the amendment of the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Directors Option Plan by an additional 50,000 shares; and

        4. the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 30, 2001.

        The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

        After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

        After reading the Proxy Statement, please mark, date, sign and return promptly the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

        Copies of the Pharmacyclics, Inc. 2000 Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended June 30, 2000 are also enclosed.

        We look forward to seeing you at the Annual Meeting.

                                           Sincerely,


                                           Richard A. Miller, M.D.
                                           President and Chief Executive Officer


                                    IMPORTANT

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

                               PHARMACYCLICS, INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 7, 2000

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), will be held at 12:00 P.M. local time on Thursday, December 7, 2000, at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085, for the following purposes:

               1. To elect six (6) directors to serve until the 2001 annual meeting or until their successors are elected and qualified.

               2. To approve an amendment to the Company's 1995 Stock Option Plan (the "Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Option Plan by an additional 600,000 shares.

               3. To approve amendments to the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Directors Option Plan by an additional 50,000 shares.

               4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 30, 2001.

               5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on October 16, 2000 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for a period of ten (10) days immediately prior to the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting and mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                                  Sincerely,


                                                  Cynthia J. Ladd
                                                  Secretary
Sunnyvale, California
November 3, 2000

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                              PHARMACYCLICS, INC.
                             995 EAST ARQUES AVENUE
                           SUNNYVALE, CALIFORNIA 94085

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 7, 2000

                      GENERAL INFORMATION FOR STOCKHOLDERS

        THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF PHARMACYCLICS, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 12:00 P.M. ON DECEMBER 7, 2000, AT THE FOUR POINTS BY SHERATON, SUNNYVALE, 1250 LAKESIDE DRIVE, SUNNYVALE, CALIFORNIA 94085 AND AT ANY ADJOURNMENT THEREOF.

        This Proxy Statement and the accompanying form of Proxy was first mailed to all stockholders entitled to vote at the Annual Meeting on or about November 3, 2000.

        The Company's principal executive offices are located at 995 East Arques Avenue, Sunnyvale, California 94085. It's telephone number is (408) 774-0330.

RECORD DATE AND VOTING

        Stockholders of record at the close of business on October 16, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 16,048,195 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may not cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF management's nominees for director and IN FAVOR OF the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

        Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Leiv Lea, Vice President, Finance and Administration and CFO, in writing at 995 East Arques Avenue, Sunnyvale, California 94085 or by telephone at (408) 774-0330. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by December 1, 2000.

REVOCABILITY OF PROXIES

        Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

        The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to provide routine advice and services for Proxy solicitation. CIC will receive approximately $5,000 from the Company for such advice and services, plus reimbursement of costs incurred in forwarding the solicitation materials to the beneficial owners of Common Stock. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for CIC, certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. Except with respect to CIC, the Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.


                                    IMPORTANT

        PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

        THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 2000 (THE "ANNUAL REPORT") AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "FORM 10-K"), HAVE BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. NEITHER THE ANNUAL REPORT NOR THE FORM 10-K IS CONSIDERED PROXY-SOLICITING MATERIAL AND NEITHER IS INCORPORATED INTO THIS PROXY STATEMENT.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

        Effective as of March 1, 2000, the Board of Directors has increased its size from five members to six members. Accordingly, at the Annual Meeting, a Board of six directors will be elected to serve until the Company's next Annual Meeting or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The Board has selected six nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The six candidates receiving the highest number of affirmative votes of all the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.


INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

        Set forth below is information regarding the nominees.

       NAME                  AGE     POSITION(s) WITH THE COMPANY       DIRECTOR SINCE
       ----                  ---     ----------------------------       --------------
Phyllis I. Gardner, M.D.     50      Director                                1999
Miles R. Gilburne            49      Director                                2000
Richard M. Levy, Ph.D.       62      Director                                2000
Richard A. Miller, M.D.      49      Director, President and                 1991
                                        Chief Executive Officer
William R. Rohn              57      Director                                2000
Craig C. Taylor              49      Director                                1991


BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

        DR. GARDNER was elected as a Director of the Company in June 1999. She is currently the Senior Associate Dean for Education and Associate Professor of Molecular Pharmacology and Medicine at Stanford University School of Medicine, where she has been a faculty member since 1984. From 1996 to 1998, she also served as the vice president of research and head of ALZA Technology Institute of ALZA Corporation, a pharmaceutical company specializing in drug delivery technologies, in Palo Alto, California. Dr. Gardner received her M.D. from Harvard Medical School in 1976.

        MR. GILBURNE was elected as a Director of the Company in March 2000. Mr. Gilburne has been a partner in CGLS, an early stage venture capital fund focused on the life sciences since May 2000. From January 1995 through January 2000, he was Senior Vice President, Corporate Development for America Online, Inc., an internet services company. He is currently a member of the board of directors of America Online and also serves on the board of America Online Latin America, a publicly traded subsidiary of America Online. Prior to joining America Online, Mr. Gilburne was a founding partner of the Silicon Valley office of the law firm of Weil, Gotshal and Manges and a founding partner of the Cole Gilburne Fund, an early stage venture capital fund focused on information technology. Mr. Gilburne received an A.B. degree from Princeton University and a law degree from the Harvard Law School.

        DR. LEVY was elected as a Director of the Company in June 2000. He has served as President and Chief Executive Officer and a director of Varian Medical Systems, Inc., a medical equipment company, since April 2, 1999, and as Executive Vice President of Varian Associates, Inc., the predecessor company from which Varian Medical Systems, Inc. was spun out, since 1992. Dr. Levy holds a B.S. degree from Dartmouth College and a Ph.D. in nuclear chemistry from the University of California at Berkeley.

        DR. MILLER has served as President, Chief Executive Officer and a Director since he co-founded the company in April 1991. Dr. Miller was a co-founder of IDEC Pharmaceuticals Corporation and from 1984 to February 1992 served as Vice President and a Director. Dr. Miller also is a Clinical Professor of Medicine (Oncology) at Stanford University Medical Center. Dr. Miller received his M.D., summa cum laude, from the State University of New York Medical School and is board certified in both Internal Medicine and Medical Oncology.

        MR. ROHN was elected as a Director of the Company in March 2000. He has served as the Chief Operating Officer of IDEC Pharmaceuticals Corporation, a biopharmaceutical company, since May 1998. He joined IDEC in August 1993 as Senior Vice President, Commercial and Corporate Development and was appointed Senior Vice President, Commercial Operations in April 1996. From 1984 to 1993, he was employed by Adria Laboratories, most recently as Senior Vice President of Sales and Marketing. Mr. Rohn received a B.A. in Marketing from Michigan State University.

        MR. TAYLOR was elected as a Director of the Company in June 1991. He is a General Partner of AMC Partners 89, L.P., and the General Partner of Asset Management Associates 1989, L.P., a private venture capital partnership. Mr. Taylor had been a General Partner of Alloy Ventures, Inc., a venture management firm which succeeded Asset Management Company, the prior management firm for the Asset Management funds, since 1998. Mr. Taylor had been with Asset Management Company from 1977 to 1998, as General Partner since 1982. Mr. Taylor is a Director of Lynx Therapeutics, Inc. and several private companies. Mr. Taylor holds B.S. and M.S. degrees in Physics from Brown University and an M.B.A. from Stanford University.

        There are no family relationships among executive officers or directors of the Company.


BOARD MEETINGS AND COMMITTEES

        During the fiscal year ended June 30, 2000, the Board held five meetings. The Company has two standing Committees: an Audit Committee and a Compensation Committee. The Company does not have a standing Nominating Committee.

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Audit Committee is governed by a written charter adopted by the Board on June 6, 2000. A copy of the charter is attached as Exhibit A to this Proxy Statement. The Audit Committee currently consists of three directors, Dr. Gardner and Messrs. Gilburne and Taylor. All of the members of the Audit Committee are independent, as that word is defined by the National Association of Securities Dealers listing standards. The Audit Committee held two meetings during the fiscal year ended June 30, 2000.

        The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 1995 Stock Option Plan and the Company's Employee Stock Purchase Plan. The Compensation Committee currently consists of three directors, Dr. Levy and Messrs. Rohn and Taylor. The Compensation Committee met three times during the fiscal year ended June 30, 2000.

        During the last fiscal year only one director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of Committees of the Board on which such director serves, which were held during the period that such individual was a member of the Board. Joseph S. Lacob, a former director of the Company, attended one out of two meetings of the Compensation Committee that were held while he was a director ad two out of three meetings of the Board that were held while he was a director.


DIRECTOR COMPENSATION

        The non-employee Board members do not receive any cash compensation for their service on the Board or any Committee of the Board. However, Board members are reimbursed for travel expenses incurred in attending Board or Committee meetings.

        Under the Company's Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), each new non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election or appointment to the Board. Furthermore, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will automatically be granted an option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. The exercise price per share of Common Stock subject to each automatic option grant will be equal to the fair market value per share on the automatic grant date. Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic grant will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee Board member cease prior to vesting in the shares. Each 10,000-share grant will vest in five equal and successive annual installments over the optionee's period of Board service. Each 5,000-share grant will vest in 12 equal and successive monthly installments over the optionee's period of Board service. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member. For additional information regarding the Directors Option Plan, see "PROPOSAL THREE - APPROVAL OF AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN."

        Dr. Gardner and Mr. Taylor each received an option to purchase 5,000 shares on December 9, 1999, the date of the last Annual Meeting of the Company's stockholders, with an exercise price of $38.13 per share. Messrs. Gilburne and Rohn each received an option to purchase 10,000 shares on March 1, 2000, the date of their appointment to the Board, with an exercise price of $78.13. Dr. Levy received an option to purchase 10,000 shares on June 6, 2000, the date of his appointment to the Board, with an exercise price of $58.06. The exercise price of options granted to directors represented the fair market value per share of Common Stock on the grant dates.

                         PROPOSAL TWO -- APPROVAL OF AN
                       AMENDMENT TO 1995 STOCK OPTION PLAN

INTRODUCTION

        The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option Plan (the "Option Plan") that will increase the maximum number of shares available for issuance under the Option Plan by an additional 600,000 shares.

        The amendment was adopted by the Board on September 7, 2000, subject to stockholder approval at the Annual Meeting. The Board believes that the increase in the share reserve is necessary in order to ensure that the Company will have a sufficient reserve of Common Stock under the Option Plan to continue to attract and retain the services of key individuals essential to the Company's long-term growth and success.

        The terms and provisions of the Option Plan, as amended through September 7, 2000, are summarized more fully below. This summary, however, does not purport to be a complete description of all the provisions of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.


PLAN STRUCTURE

        Under the Option Plan, eligible persons may, at the discretion of the Plan Administrator (as defined below), be granted incentive stock options or non-statutory options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of such shares on the grant date. The Option Plan is currently administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan.


SHARE RESERVE

        The maximum number of shares of Common Stock issuable over the term of the Option Plan may not exceed 4,138,461 shares, including the 600,000-share increase for which stockholder approval is sought under this Proposal Two. On the first trading date of each calendar year beginning with the 1996 calendar year, the share reserve automatically increases by an amount equal to one percent (1%) of the number of shares of Common Stock outstanding on the last day of the preceding calendar year; provided that such annual increase may not exceed 500,000 shares. The increase on January 3, 2000 was in an amount equal to 151,001 shares.

        The maximum number of shares as to which any one individual participating in the Option Plan may be granted stock options and separately exercisable stock appreciation rights may not exceed 750,000 shares in the aggregate over the term of the Option Plan.

        Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Option Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Option Plan will be added back to the number of shares of Common Stock reserved for issuance under the Option Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Option Plan.

        In the event any change is made to the Common Stock issuable under the Option Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without receipt of consideration), appropriate adjustments will be made to the number and/or class of securities available for issuance (in the aggregate and to each optionee) under the Option Plan.

        As of September 30, 2000, 2,476,692 shares were subject to outstanding option grants under the Option Plan, 1,247,116 shares remained available for future grants (assuming approval of this Proposal Two), and 414,643 shares had been issued under the Option Plan.


ELIGIBILITY

        Officers, other employees of the Company and its parent or subsidiaries, non-employee members of the Board and the board of directors of its parent or subsidiaries and independent consultants of the Company and its parent or subsidiary corporations are eligible to participate in the Option Plan. Non-employee Board members are also eligible to receive automatic option grants under the Non-Employee Directors Stock Option Plan (the "Directors Plan").

        As of September 30, 2000 approximately six executive officers, 140 other employees and five non-employee Board members were eligible to participate in the Option Plan.


VALUATION

        For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of September 29, 2000, the fair market value per share of the Common Stock was $49.63 per share, as reported on the Nasdaq National Market.


TERMS OF OPTION GRANT PROGRAM

        Options may be granted at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

        Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under Option Plan:

        Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over
        (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

        Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

        The Plan Administrator has the authority to effect the cancellation of outstanding options under the Option Plan that have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.


GENERAL PROVISIONS

        Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Option Plan that is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares that do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Option Plan either at the time of such change in control or upon the subsequent termination of the individual's service.

        The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

        Financial Assistance. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

        Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.


AMENDMENT AND TERMINATION

        The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval required by the Internal Revenue Code for incentive stock options or other applicable laws. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on August 1, 2005.


STOCK AWARDS

        The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Option Plan between July 1, 1999 and September 30, 2000, together with the weighted average exercise price payable per share.

                                  OPTION GRANTS
                              UNDER THE OPTION PLAN
                        JULY 1, 1999 - SEPTEMBER 30, 2000

                                                                            OPTIONS
                                                                            GRANTED       WEIGHTED
                                                                            (NUMBER       AVERAGE
                                                                               OF         EXERCISE
                          NAME                                               SHARES)       PRICE
                          ----                                              --------      --------
Richard A. Miller, M.D., President and Chief Executive Officer .......        75,000       $ 58.06
Marc L. Steuer, Senior Vice President, Business Development ..........        40,000       $ 58.06
Leiv Lea, Vice President, Finance and Administration and
  Chief Financial Officer ............................................        20,000       $ 58.06
David A. Lowin, Esq., Vice President, Intellectual Property
  Counsel ............................................................            --            --
Hugo Madden, Ph.D., Vice President, Chemical Operations ..............        20,000       $ 58.06
All current executive officers as a group (6 persons)  ...............       295,000       $ 55.44
All employees, excluding executive officers (103 persons) ............       466,233       $ 56.19


FEDERAL TAX CONSEQUENCES OF OPTIONS

        Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differ as follows:

        Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

        If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

        Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, in the event the optionee's service terminates prior to vesting in the shares, then the optionee will not recognize any taxable income at the time of exercise. The optionee will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between the fair market value of the shares on the date the repurchase right lapses and the option exercise price paid for those shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and the option exercise price paid for the shares. If the Section

83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

        The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

        Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

        Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.


ACCOUNTING TREATMENT

        Option grants or stock issuances to employees with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be recognized by the Company over the period that the option shares or issued shares are to vest. Option grants at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must provide pro forma disclosure in its financial statements regarding the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis. Options or stock appreciation rights granted other than to employees and non-employee Board members will result in a charge to the Company's earnings.

        Should one or more optionees be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.


NEW PLAN BENEFITS

        As of September 30, 2000, no stock options have been granted on the basis of the 600,000-share increase for which stockholder approval is sought as part of this Proposal Two.

VOTE REQUIRED

        The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Option Plan that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by an additional 600,000 shares. Should such stockholder approval not be obtained, then the 600,000-share increase to the share reserve will not be implemented. The Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan in effect prior to the amendment summarized in this Proposal Two, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Option Plan.


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN.

                    PROPOSAL THREE - APPROVAL OF AMENDMENT TO
                THE 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

INTRODUCTION

        The Company's stockholders are being asked to approve an amendment to the 1995 Non-Employee Directors Stock Option Plan (the "Directors Option Plan") that will increase the maximum number of shares available for issuance under the Directors Option Plan by an additional 50,000 shares.

        The amendment to increase the maximum number of shares was adopted by the Board on September 7, 2000, subject to stockholder approval at the Annual Meeting. The Board believes that this amendment to the Directors Option Plan is necessary in order to ensure that the Company will be able to attract and retain the services of qualified Board members.

        The terms and provisions of the Directors Option Plan, as amended through September 7, 2000, are summarized more fully below. This summary, however, does not purport to be a complete description of all the provisions of the Directors Option Plan.

ADMINISTRATION

        The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) are determined by the express provisions of the Directors Option Plan. Neither the Board nor any committee of the Board will perform any discretionary functions under the Directors Option Plan.

SHARE RESERVE

        The maximum number of shares of Common Stock issuable over the term of the Directors Option Plan may not exceed 246,667 shares, including the 50,000-share increase for which stockholder approval is sought under this Proposal Three.

        Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. Unvested shares issued under the Directors Option Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Directors Option Plan will be added back to the number of shares of Common Stock reserved for issuance under the Directors Option Plan and will be available for reissuance through one or more subsequent option grants made under the Directors Option Plan. Shares subject to any option surrendered in accordance with the option surrender provision of the Directors Option Plan will not be available for subsequent issuance.

        In the event any change is made to the Common Stock issuable under the Directors Option Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without receipt of consideration), appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and or class of securities for which option grants are to be subsequently made per eligible director, and (iii) the number and /or class of securities and the exercise price per share in effect under each outstanding option.

        As of September 30, 2000, 95,750 shares were subject to outstanding option grants under the Directors Option Plan, 105,917 shares remained available for future grants (assuming approval of the Proposal Three), and 45,000 shares have been issued under the Directors Option Plan.

ELIGIBILITY

        Only non-employee Board members will be eligible to receive option grants under the Directors Option Plan. As of September 30, 2000, five (5) non-employee Board members were eligible to participate in the Directors Option Plan.

VALUATION

        The fair market value per share of Common Stock on any relevant date under the Directors Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. On September 29, 2000, the closing selling price per share was $49.625.

TERMS OF OPTION GRANT PROGRAM

        Under the Directors Option Plan, each new non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election or appointment to the Board, provided such individual has not previously been in the Company's service. Furthermore, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. The exercise price per share of Common Stock subject to each automatic option grant will be equal to the fair market value per share on the automatic grant date. There is no limit on the number of annual 5,000-share option grants any one non-employee Board member may receive over his or her period of continued Board service. The exercise price will be payable in cash or in shares of Common Stock or through a same-day sale program with no cash outlay by the optionee. The option will have a maximum term of ten
(10) years measured from the grant date, subject to earlier termination in the event of the optionee's cessation of Board service. The Directors Option Plan provides that the optionee will have a twenty-four (24) month period following a cessation of Board service term in which to exercise any outstanding options.

        Each option will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 10,000-share option grant will vest in five (5) successive equal annual installments upon the optionee's completion of each year of Board service over the five (5) year period measured from the grant date. The shares subject to each annual 5,000-share option grant will vest in a series of twelve (12) successive equal monthly installments upon the optionee's completion each month of Board service measured from the grant date.

        During the lifetime of the optionee the option will be exercisable only by the optionee and will not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, an option may be assigned in accordance with the terms of a qualified domestic relations order.

VESTING ACCELERATION

        The shares subject to each option will immediately vest upon (i) the optionee's death or permanent disability while a Board member, (ii) and acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over
(b) the exercise price payable for such share.

        The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

STOCK AWARDS

        The table below shows, as to each of the Company's non-employee Board members, the number of shares of Common Stock subject to options granted under the Directors Option Plan between July 1, 1999 and September 30, 2000, together with the weighted average exercise price payable per share. Only non-employee Board members may receive option grants under the Directors Option Plan.


                                                                           OPTIONS
                                                                           GRANTED       WEIGHTED
                                                                           (NUMBER       AVERAGE
                                                                              OF         EXERCISE
                          NAME                                              SHARES)       PRICE
                          ----                                             --------      --------
Phyllis I. Gardner, M.D., Director ..................................         5,000       $ 38.13
Miles R. Gilburne, Director .........................................        10,000       $ 78.13
Richard M. Levy, Ph.D., Director ....................................        10,000       $ 58.06
William R. Rohn, Director ...........................................        10,000       $ 78.13
Craig C. Taylor, Director ...........................................         5,000       $ 38.13
All current non-employee Board members as a group (5 persons) .......        40,000       $ 63.11

AMENDMENT AND TERMINATION

        The Board may amend or modify the provisions of the Directors Option Plan at any time. Certain amendments to the Directors Option Plan may require stockholder approval pursuant to applicable laws or regulations. The Board may terminate the Directors Option Plan at any time, and the Directors Option Plan will in all events terminate on August 1, 2005.

FEDERAL INCOME TAX CONSEQUENCES

        Options granted under the Directors Option Plan are all non-statutory options, which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. The Federal income tax treatment for non-statutory options is as follows: No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

        If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting of those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when those shares vest, an amount equal to the excess of (i) the fair market value of the shares at time of vesting over (ii) the exercise price paid for those shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income, in the year in which the option is exercised, an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares subsequently vest.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

ACCOUNTING TREATMENT

        Under current accounting principles, option grants to non-employee Board members with exercise prices equal to the fair market value of the shares on the grant date will not result in any charge to the Company's earnings, but the Company must disclose, in footnotes to the company's financial statements, the impact those options would have upon the company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

NEW PLAN BENEFITS

        No option grants have been made on the basis of the 50,000-share increase to the Directors Option Plan which forms part of this Proposal. At the 2000 Annual Meeting, all of the current non-employee Board members who are re-elected will automatically be granted an option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the closing selling price per share of Common Stock on that grant date.

VOTE REQUIRED

        The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required to approve the amendment to the Directors Option Plan. Should such stockholder approval not be obtained, then the changes to the Directors Option Plan will not be implemented. Accordingly, the share reserve will not be increased by 50,000 shares. The Directors Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provision of the Directors Option Plan in effect prior to the amendment summarized in this Proposal Three, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Directors Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENTS TO THE COMPANY'S 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                   PROPOSAL FOUR -- RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

   The Board has appointed the firm of PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2001, and is asking the stockholders to ratify this appointment.

   In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of PricewaterhouseCoopers LLP.

   PricewaterhouseCoopers LLP served as independent accountants to the Company for fiscal year 2000. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.


   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

   The following table sets forth certain compensation earned during the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998 for services rendered in all capacities to the Company, by (i) the Company's Chief Executive Officer, and (ii) the four other highest paid executive officers whose salary and bonus for fiscal 2000 were in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Executive Officers." No other executive officers who would otherwise have been includable in such table on the basis of salary and bonus earned for the 2000 fiscal year has been excluded by reason of his or her termination or change in executive status during the year.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                    ANNUAL         AWARDS
                                                                 COMPENSATION  ----------------
                                                                 ------------    SECURITIES       ALL OTHER
                                                                    SALARY       UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION                            YEAR         ($)(1)     OPTIONS/SARS(#)        ($)
---------------------------                            ----      ------------  ----------------  ------------
Richard A. Miller, M.D                                 2000         300,193          75,000              --
  President and Chief Executive Officer                1999         279,637          55,000              --
                                                       1998         252,500          62,000              --

Marc L. Steuer                                         2000         261,714          40,000              --
  Senior Vice President, Business Development          1999         242,504          38,000              --
  Development                                          1998         218,800          40,000              --

Leiv Lea(2)                                            2000         180,873          20,000              --
  Vice President, Finance and Administration and       1999         164,167          30,000              --
  Chief Financial Officer                              1998          84,000          60,000              --

David A. Lowin, Esq.(3)                                2000         212,000          53,000          63,893(4)
  Vice President, Intellectual Property Counsel        1999         201,615          20,000              --
                                                       1998          44,500          60,000              --

Hugo Madden, Ph.D.(5)                                  2000         174,053          20,000              --
  Vice President, Chemical Operations                  1999         161,508          70,000              --
                                                       1998           4,307              --              --

----------

(1) Includes amounts earned but not paid during the fiscal year.

(2) Mr. Lea joined the Company in December 1997.

(3) Mr. Lowin was no longer an officer of the Company as of June 30, 2000 and no longer an employee of the Company as of September 30, 2000.

(4) Represents payments made for accrued but unused paid time off and for special bonus.

(5) Dr. Madden joined the Company in June 1998.

STOCK OPTIONS, EXERCISES AND HOLDINGS

   The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2000. Except for the limited stock appreciation rights described in footnote (1) below, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers. The exercise price of all options shown in the table is equal to 100% of the fair market value of the Common Stock on the grant date.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                                          POTENTIAL REALIZABLE
                                                                                                            VALUE AT ASSUMED
                                                                                                             ANNUAL RATES OF
                                                                                                        STOCK PRICE APPRECIATION
                                                          INDIVIDUAL GRANTS                                 FOR OPTION TERM(5)
                                      ---------------------------------------------------------       ----------------------------
                                                       PERCENTAGE
                                       NUMBER OF        OF TOTAL
                                       SECURITIES     OPTIONS/SARS     EXERCISE
                                       UNDERLYING      GRANTED TO     (OR BASE)
                                      OPTIONS/SARS     EMPLOYEES        PRICE
                                         GRANTED       IN FISCAL      PER SHARE      EXPIRATION
NAME                                    (#)(1)(2)        YEAR(3)      ($/SH.)(4)        DATE              5%                10%
----                                  ------------    ------------    ----------     ----------       ----------        ----------
Richard A. Miller, M.D. .......          75,000          11.2%          $58.06        06/05/10        $2,738,663        $5,089,561

Marc L. Steuer ................          40,000           6.0%          $58.06        06/05/10        $1,460,620        $3,516,424

Leiv Lea ......................          20,000           3.0%          $58.06        06/05/10        $  730,310        $1,850,749

David A. Lowin, Esq. ..........              --            --               --              --                --                --

Hugo Madden, Ph.D. ............          20,000           3.0%          $58.06        06/05/10        $  730,310        $1,850,749

----------

(1) Each option includes a limited stock appreciation right that allows the optionee to surrender his or her option with such a right in effect for six months, to the extent exercisable for vested shares of Common Stock, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the highest price per share of Common Stock paid in the tender offer less the exercise price payable per share.

(2) Each option is immediately exercisable for all of the option shares subject to repurchase of the option shares by the issuer at the exercise price upon the optionee's termination of service prior to full vesting. The repurchase right lapses, and the optionee vests, in a series of installments over each optionee's period of service with the issuer in a series of 60 equal and successive monthly installments from and after July 1, 2000.

    Each of the granted options will immediately become vested for all of the option shares in the event of certain acquisitions or hostile take-overs of the Company as described in Proposal Two. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(3) Based on an aggregate of approximately 669,163 options/SARs granted to employees of the Company in fiscal 2000 under the 1995 Stock Option Plan.

(4) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same day sale of the purchased shares. The Company may also finance the option exercise price as described in Proposal Two. The Plan Administrator has the discretionary authority to reprice outstanding options under the Plan through the cancellation of those options and the grant of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(5) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation. There can be no assurance that the assumed 5% and 10% annual rates of appreciation (compounded annually) will actually be realized over the term of the option. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION HOLDINGS

        The table below sets forth certain information concerning the exercise of options during the fiscal year ended June 30, 2000 by the Named Executive Officers and unexercised options held as of the end of such year by such individuals. No stock appreciation rights were exercised by the Named Executive Officers during such fiscal year, and, except to the extent described in footnote (1) to the Option Grants table above, no stock appreciation rights were held by such individuals at the end of such fiscal year.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2000
                     AND 2000 FISCAL YEAR-END OPTION VALUES


                                                                     NO. OF SECURITIES
                                                                   UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                                     OPTIONS AT FISCAL               IN-THE-MONEY OPTIONS
                                     SHARES                             YEAR END(1)                 AT FISCAL YEAR END(2)
                                  ACQUIRED ON     VALUE        ----------------------------      ----------------------------
            NAME                  EXERCISE(#)   REALIZED($)       VESTED         UNVESTED           VESTED          UNVESTED
            ----                  -----------   -----------    -----------      -----------      -----------      -----------
Richard A. Miller, M.D. .....            --            --          226,639          272,028      $11,081,234      $ 8,519,350

Marc L. Steuer ..............            --            --          197,710          148,624      $10,141,453      $ 4,648,898

Leiv Lea ....................            --            --           31,584           68,416      $ 1,196,179      $ 1,980,061

David A. Lowin, Esq. ........            --            --           29,668           50,332      $ 1,043,090      $ 1,864,410

Hugo Madden, Ph.D. ..........            --            --           23,209           66,791      $   964,188      $ 2,024,552

----------

    (1) All options are exercisable immediately. Thus, the "Unexercisable" column has been omitted, and the numbers shown are for exercisable options, broken down into vested and unvested amounts.

    (2) Determined by subtracting the exercise price from the market price of the Common Stock on June 30, 2000 ($61.00).

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

In June 1992, the Company entered into an employment agreement with Richard A. Miller, M.D., which either party may terminate at any time upon 90 days' prior written notice of an intent to terminate. During the fiscal year ended June 30, 2000, Dr. Miller earned $300,193 under the agreement.

In October 1994, the Company entered into an employment agreement with Marc L. Steuer, which remains in effect unless and until terminated by either the Company or Mr. Steuer at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2000, Mr. Steuer earned $261,714 under the agreement.

In December 1997, the Company entered into an employment agreement with Leiv Lea, which remains in effect unless and until terminated by either the Company or Mr. Lea at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2000, Mr. Lea earned $180,873 under the agreement.

In April 1998, the Company entered into an employment agreement with David A. Lowin, Esq., which was terminated by the Company and Mr. Lowin as of June 30, 2000. During the fiscal year ended June 30, 2000, Mr. Lowin earned $212,000 under the agreement.

In June 1998, the Company entered into an employment agreement with Hugo Madden, Ph.D., which remains in effect unless and until terminated by either the Company or Dr. Madden at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2000, Dr. Madden earned $161,508 under the agreement.

In March 2000, the Company entered into an employment agreement with Cynthia J. Ladd, which remains in effect unless and until terminated by either the Company or Ms. Ladd at any time and for any reason, with or without cause. During the fiscal year ended June 30, 2000, Ms. Ladd earned $43,269 under the agreement.

The Company has entered into agreements with each of Dr. Miller, Mr. Steuer, Mr. Lea, Ms. Ladd and Dr. Madden that provide for certain payments and accelerated vesting of the shares of common stock subject to the outstanding options held by each officer under the Company's 1995 Stock Option Plan in the event of certain changes in control of the Company or a subsequent termination of employment. The types of changes in control causing payments to be made and accelerated stock vesting to occur consist of certain mergers or consolidations; the sale, transfer or other disposition of all or substantially all of the Company's assets; and hostile take overs. In the event of such officer's involuntary termination within 36 months following the change in control, the officer will be entitled to receive severance payments for a period of 12 months in an aggregate amount equal to the officer's base salary at the time of termination plus the bonus paid to the officer in the fiscal year preceding the year of termination. The payments will be made in installments over the 12-month period unless the officer elects to receive a lump-sum payment equal to the present value of the installment payments. In addition, in the event of a change in control, all outstanding options held by the officer that would fully vest or become fully exercisable at least 18 months after the change in control will accelerate as follows: 50% of the unvested or unexercisable portion immediately upon the change in control; 25% of the portion unexercisable or unvested at the time of the change in control one year after the change in control (if the officer is then still employed by the Company or its successor); and 25% of the portion unexercisable or unvested at the time of the change in control 18 months after a change in control (if the officer is then still employed by the Company or its successor). All Options held by the officer at the time of a change in control that otherwise become fully exercisable or fully vest within 18 months following the change in control will become exercisable and vest in accordance with the following schedule: 50% of the previously unexercisable or unvested portion immediately upon the change in control; the remaining portion will continue to become exercisable and vest in accordance with the exercise/vesting schedule applicable to those options at the time of the change in control. Similarly, any repurchase rights exercisable by the Company with respect to shares of Common Stock held by the officer will lapse depending upon when the repurchase rights would have otherwise lapsed. In the event of the officer's involuntary termination during the 18-month period after the change in control, all previously unexercisable options (including options that did not accelerate at the time of the change in control) will become immediately exercisable and the repurchase rights will lapse as to all shares then held by the officer.

        Under the Option Plan, the Plan Administrator has the authority to accelerate outstanding options in the event of certain changes in control of the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Decisions on compensation matters relating to the Company's President and Chief Executive Officer, Richard A. Miller, and the Company's other executive officers are generally made by the Compensation Committee. The Compensation Committee also administers the Company's 1995 Stock Option Plan (the "Plan") under that grants may be made to executive officers and other key employees. The Compensation Committee has furnished the following report on the compensation established for Dr. Miller and the Company's other executive officers for the period from July 1, 1999 to June 30, 2000.

        In June 2000, the Compensation Committee set the compensation payable to Dr. Miller for the 12-month period ending April 30, 2001. Dr. Miller in turn recommended, subject to the Compensation Committee's review and approval, the compensation to be paid for such 12-month period to the Company's other executive officers. For those executive officers, the Compensation Committee had previously established performance factors to be considered by Dr. Miller in making his recommendations with respect to the compensation level to be in effect for each such officer. Dr. Miller provided the Compensation Committee with his evaluation of the performance of each officer with respect to those factors and his recommendation as to the compensation to be paid to that individual on the basis of such performance. The Compensation Committee reviewed and approved the recommendations of Dr. Miller.

        General Compensation Policy. The Compensation Committee's overall policy as to executive compensation is to ensure that an appropriate relationship exists between the total compensation package established for each executive officer and the creation of stockholder value, while at the same time assuring that compensation is sufficiently competitive to motivate and retain key executives. In furtherance of this goal, executive compensation is structured so as to integrate competitive levels of annual base salary with discretionary stock options based upon individual and corporate performance. This annual cash compensation, together with the payment of equity incentives in the form of stock option grants, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

        Factors. Since the Company is in the development stage, the use of traditional performance standards (such as profit levels and return on equity) are not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically the absence of revenues and the fact that the Company's stock performance is often more a consequence of larger market forces than of actual Company achievements, makes it impossible to tie performance objectives to standard financial considerations. The primary factors that were considered in establishing the components of each executive officer's compensation package for the 2000 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of strategic performance, for future fiscal years.

        - BASE SALARY. When establishing or reviewing base compensation levels for each executive officer, the Committee considers numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the Company's industry that compete with the Company for business and executive talent.

        Base salaries are reviewed annually, and adjustments to each executive officer's base salary are made to reflect individual performance and salary increases effected by the peer group companies which are other biotech companies of a comparable size. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with the peer group companies, given the level of seniority and skills possessed by the executive officer in question and the Committee's assessment of such executive's performance over the year.

        - LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee has the authority under the Plan to provide executives and other key employees with equity incentives primarily in the form of stock option grants. Generally, the size of each option grant is set at a level that the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but there is also taken into account comparable awards made to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion and the individual's performance in the recent period. The Compensation Committee has also established general guidelines for maintaining the unvested option holdings of each executive officer at a targeted level based upon his or her position with the Company, and option grants are periodically made to maintain the targeted levels. However, the Committee does not strictly adhere to these guidelines, and the relative weight given to each of the foregoing factors varies from individual to individual as the Compensation Committee deems appropriate under the circumstances.

        The grants are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period (up to ten years). Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price appreciates over the option term. All options currently held by executive officers have an exercise price equal to the fair market value of the Company's Common Stock as of the grant date.

        CEO Compensation. In setting the compensation payable for the 2000 fiscal year to the Company's President and Chief Executive Officer, Richard A. Miller, the Committee reviewed a detailed performance evaluation compiled for Dr. Miller. Such review considered Dr. Miller's qualifications, the level of experience brought to his position and gained while in the position, Company goals for which Dr. Miller had responsibility, specific accomplishments to date, and the importance of Dr. Miller's individual achievement in meeting company goals and objectives set during the prior fiscal year. In addition, the Compensation Committee surveyed the salary levels in effect for chief executive officers at the peer group companies, which were taken into account for comparative compensation purposes for all of the Company's other executive officers.

        In determining Dr. Miller's compensation level, the Committee sought to establish a competitive rate of base salary, while at the same time tying a significant percentage of his overall compensation package to individual and Company performance, such as the attainment of certain milestones in the testing of clinical products and Dr. Miller's achievements in recruiting individuals to serve in key positions in the Company. Based on these factors, the Committee increased Dr. Miller's base salary level to $325,000. The level of base salary set for Dr. Miller was in the 45th percentile of the surveyed salary for the peer group companies.

        In fiscal 2000, the Company also granted Dr. Miller options to purchase 75,000 shares of the Company's Common Stock under the Plan, at an exercise price of $58.063 per share. The grant was intended to provide Dr. Miller with a meaningful incentive to continue in the Company's employ and contribute to the Company's financial success, as reflected in the future appreciation in the market price of the Company's Common Stock.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

        Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to the Company's executive officers for fiscal 2001 will exceed that limit. The 1995 Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

        The above report is submitted by the Compensation Committee of the Company's Board of Directors.

                       Joseph S. Lacob (until March 2000)
                  Richard M. Levy, Ph.D. (since September 2000)
                       William R. Rohn (since March 2000)
                       Joseph C. Scodari (until June 2000)
                                 Craig C. Taylor


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        As of September 7, 2000, the Compensation Committee of the Board was comprised of Dr. Levy and Messrs. Rohn and Taylor.

        No current executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

PERFORMANCE GRAPH

   The graph depicted below shows the Company's stock price as an index assuming $100 invested on October 23, 1995 (the date of the Company's initial public offering) at the then current market price of $12.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq Total U.S. Stock Market Index.



                              [PERFORMANCE GRAPH]



* $100 INVESTED ON 10/24/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.


                               10/24/95      6/96        6/97        6/98        6/99        6/00
                               --------     ------      ------      ------      ------      ------
PHARMACYCLICS, INC               100          147         129         198         233         508
NASDAQ STOCK MARKET (U.S.)       100          115         140         184         265         391
NASDAQ PHARMACEUTICAL            100          125         127         130         181         407


Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors, and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during the period from July 1, 1999 to June 30, 2000, all officers, directors and beneficial owners of more than ten percent of the outstanding Common Stock complied with all Section 16(a) requirements.

                        STOCK OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of September 30, 2000 by (i) all persons who are beneficial owners of more than five percent of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options or convertible securities that are currently exercisable or convertible or that will become exercisable or convertible within the next 60 days are deemed to be beneficially owned by the person holding such option or convertible security for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable.

                                                         NUMBER         PERCENT OF
                                                       OF SHARES       TOTAL SHARES
                                                      BENEFICIALLY      OUTSTANDING
NAME AND ADDRESS                                         OWNED            (1)(2)
----------------                                      ------------      -----------
Wellington Management Company LLP (3)
75 State Street, Boston MA 02109 .................     1,603,800           10.0%

Waddell & Reed Financial Services (4)
6300 Lamar Avenue, P.O. Box 29217
Shawnee Mission, KS 66201-9217 ...................     1,207,700            7.5%

Capital Research and Management Company (5)
333 South Hope Street, Los Angeles, CA 90071  ....       950,000            5.9%

Richard A. Miller, M.D. (6) ......................       561,621            3.5%

Phyllis I. Gardner, M.D. (7) .....................         7,583              *

Miles R. Gilburne ................................        40,000              *

Richard M. Levy, Ph.D ............................            --              *

William R. Rohn ..................................            --              *

Craig C. Taylor (8) ..............................       129,502              *

Marc L. Steuer (9) ...............................       217,521            1.4%

Leiv Lea (10) ....................................        39,166              *

David A. Lowin, Esq. (11) ........................        37,500              *

Hugo Madden, Ph.D. (12) ..........................        30,167              *

All current executive officers and directors
as a group (11 persons) (13) .....................     1,063,260            6.6%

----------

    *    Less than 1%.

   (1) Percentage of beneficial ownership is calculated based on 16,046,987 shares of Common Stock that were outstanding as of September 30, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes sole or shared voting or investment power with respect to securities.

   (2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 995 East Arques Avenue, Sunnyvale, CA 94085.

   (3) Based solely upon Amendment No. 2 to Schedule 13G, filed February 11, 2000 by Wellington Management Company , LLP ("Wellington"). Wellington has shared voting power with respect to 753,700 shares and shared dispositive power with respect to all shares. Wellington, in its capacity as investment advisor, may be deemed to beneficially own the shares, which are held of record by its clients. The clients have the right to receive dividends on, and proceeds from the sale of, the shares.

   (4) Based solely upon Schedule 13G, filed February 1, 2000 by Waddell & Reed Investment Management Company ("Waddell") on behalf of a group including Waddell, Waddell & Reed Financial Inc., Waddell & Reed Financial Services Inc., and Waddell & Reed, Inc. Waddell disclaims group status. Each group member has sole voting and dispositive power with respect to all shares. The shares are owned by various investment advisory clients of Waddell who have the right to dividends on, and proceeds from, the sale of the shares.

   (5) Based solely upon Amendment No. 2 to Schedule 13G, filed February 11, 2000 by Capital Research and Management Company ("CRMC"). CRMC has no voting power and sole dispositive power with respect to the shares. CRMC is deemed to beneficially own the shares as a result of acting as investment advisor to various investment companies.

   (6) Includes 13,334, 13,334, and 269,008 shares held in trust for Jordan Andrew Miller, Jared David Miller and the Miller-Horning Trust, respectively. Also includes options exercisable for 265,945 shares within 60 days of September 30, 2000.

   (7) Includes 1,000 shares held in trust by the Perlman Gardner Family Trust and options exercisable for 6,583 shares within 60 days of September 30, 2000.

   (8) Includes 77,185 shares held by Mr. Taylor, 16,667 shares held by AMC Partners '89 L.P. of which Mr. Taylor is a general partner, 700 shares held by Mr. Taylor's son and 700 shares held by Mr. Taylor's daughter. Mr. Taylor disclaims beneficial ownership of the shares held by his children and of the shares held by AMC Partners '89 L.P. Also includes vested options exercisable for 34,250 shares within 60 days of September 30, 2000.

   (9) Represents options exercisable for 217,521 shares within 60 days of September 30, 2000.

  (10) Represents options exercisable for 39,166 shares within 60 days of September 30, 2000.

  (11) Includes 1,167 shares held by Mr. Lowin and options exercisable for 36,333 shares within 60 days of September 30, 2000.

  (12) Represents options exercisable for 30,167 shares within 60 days of September 30, 2000.

  (13) Includes options exercisable for 629,965 shares within 60 days of September 30, 2000.


   To the Company's knowledge, each beneficial owner of more than ten percent of the Company's capital stock filed all reports and reported all transactions on a timely basis with the SEC and the National Association of Securities Dealers, Inc.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Under the present rules of the United States Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for possible inclusion in the Company's Proxy Statement for the 2001 Annual Meeting of Stockholders is July 6, 2001. Such proposals may be included in next year's Proxy Statement if they are received prior to the deadline and comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission.

        If a stockholder wishes to present a proposal at the Company's annual meeting in the year 2001 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to September 19, 2001 (45 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be timely. If a stockholder gives notice of such a proposal after that deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2001 annual meeting.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.


                                  ANNUAL REPORT

        A copy of the Annual Report of the Company for the fiscal year ended June 30, 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.


                                    FORM 10-K

        The Company filed an Annual Report on Form 10-K (the "Form 10-K") with the Securities and Exchange Commission. A copy of the Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain additional copies of the Form 10-K, without charge, by writing to Leiv Lea, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.


                                  OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.


                                             THE BOARD OF DIRECTORS

Dated: November 3, 2000

                                    EXHIBIT A


                               PHARMACYCLICS, INC.
                             AUDIT COMMITTEE CHARTER


PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.


MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy and of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.


KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

- The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

-   The Committee shall:

- request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

- discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

- recommend that the Board take appropriate action to oversee the independence of the outside auditor.

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                                                      APPENDIX A


                                      PROXY

                               PHARMACYCLICS, INC.

                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 7, 2000

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF PHARMACYCLICS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held December 7, 2000 and the Proxy Statement and appoints Richard A. Miller, M.D. and Cynthia J. Ladd and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Four Points by Sheraton, Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California 94085 on Thursday, December 7, 2000 at 12:00 P.M. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTORS LISTED BELOW AND A VOTE FOR THE OTHER PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW AND IN FAVOR OF THE OTHER PROPOSALS.

    1. To elect the following directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified:
        NOMINEES: (01) Phyllis I. Gardner, M.D., (02) Miles R. Gilburne, (03) Richard M. Levy, Ph.D., (04) Richard A. Miller, M.D., (05) William R. Rohn, (06) Craig C. Taylor.

                                                   FOR           WITHHELD

        --------------------------------------
        For all nominees except as noted above

    2.  FOR    AGAINST    ABSTAIN       To approve an amendment to the Company's
                                        1995 Stock Option Plan (the "Option
                                        Plan") in order to increase the maximum
                                        number of shares of common stock
                                        authorized for issuance under the Plan
                                        by an additional 600,000 shares.


    3.  FOR    AGAINST    ABSTAIN       To approve an amendment to the Company's
                                        Non-Employee Directors Stock Option Plan
                                        (the "Directors Option Plan") in order
                                        to increase the total number of shares
                                        of common stock authorized for issuance
                                        over the term of the Directors Option
                                        Plan by an additional 50,000 shares.

    4.  FOR    AGAINST    ABSTAIN       To ratify the Board of Directors'
                                        selection of PricewaterhouseCoopers LLP
                                        to serve as the Company's independent
                                        accountants for the fiscal year ending
                                        June 30, 2001.

        MARK HERE         MARK HERE
        IF YOU PLAN       FOR ADDRESS
        TO ATTEND         CHANGE AND
        THE MEETING       NOTE BELOW


    Please sign your name(s) exactly as it appears on the share certificate(s) over which you have voting authority.



Signature:                                                  Date:
          ----------------------------------------               ---------------


Signature:                                                  Date:
          ----------------------------------------               ---------------

                                                                      APPENDIX B

                               PHARMACYCLICS, INC.
                             1995 STOCK OPTION PLAN

               (AS AMENDED AND RESTATED THROUGH SEPTEMBER 7, 2000)


                                   ARTICLE ONE

                               GENERAL PROVISIONS


        I. PURPOSE OF THE PLAN

                This 1995 Stock Option Plan is intended to promote the interests of Pharmacyclics, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II. STRUCTURE OF THE PLAN

                Under the Plan, eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock.

        III. ADMINISTRATION OF THE PLAN

                A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders.

                B. Administration of the Plan with respect to all other persons, may at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons who are not Section 16 Insiders. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may



                                       1.

deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

                E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants made under the Plan.

        IV. ELIGIBILITY

                A. The persons eligible to participate in the Plan are as follows:

                        (i) Employees,

                        (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                        (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

        V. STOCK SUBJECT TO THE PLAN

                A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,138,461 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) the automatic increase of 85,178 shares effected on January 2, 1996, the automatic increase of 91,503 shares effected in January 1997, the automatic increase of 102,042 shares effected in January, 1998, the automatic increase of 123,856 shares effected in January 1999, and the



                                       2.

automatic increase of 151,001 shares effected in January 2000 pursuant to
Section V.B. below, (iii) the 750,000-share increase approved by the Board on August 1, 1996 and approved by the stockholders at the 1996 Annual Meeting, (iv) the 500,000-share increase approved by the Board on September 11, 1997 and approved by the stockholders at the 1997 Annual Meeting, (v) the 400,000-share increase approved by the Board on September 24, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) the 500,000 share increase approved by the Board on October 14, 1999 and approved by the stockholders at the 1999 Annual Meeting, and (vii) the 600,000 share increase approved by the Board on September 7, 2000, subject to approval by the stockholders at the 2000 Annual Meeting.

                B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1996 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                C. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 750,000 shares of Common Stock in the aggregate over the term of the Plan.

                D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan (including unvested shares issued under the Predecessor Plan) and subsequently repurchased by the Corporation, at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all shares issued under the Plan (included shares issued upon exercise of options incorporated from the Predecessor Plan), shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

                E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of



                                       3.

securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year,
(iii) the number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights over the term of the Plan, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.



                                       4.

                                   ARTICLE TWO

                                GRANT OF OPTIONS


        I. OPTION TERMS

                Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                A. Exercise Price.

                        1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

                        (i) cash or check made payable to the Corporation,

                        (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                        (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.



                                       5.

                C. Effect of Termination of Service.

                        1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                        (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                        (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                        (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                        (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                        (v) In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                        2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                        (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                        (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.



                                       6.

                D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                G. Beneficiary Designation. An Optionee may file a written beneficiary designation indicating the person entitled to exercise Optionee's outstanding options on the Optionee's behalf at the time of his/her death. Such beneficiary designation may be changed by the Optionee at any time by filing the appropriate form with the Plan Administrator.

        II. INCENTIVE OPTIONS

                The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                A. Eligibility. Incentive Options may only be granted to Employees.

                B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the



                                       7.

first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

        III. CORPORATE TRANSACTION/CHANGE IN CONTROL

                A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

                D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the



                                       8.

number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                I. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



                                       9.

        IV. CANCELLATION AND REGRANT OF OPTIONS

                The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

        V. STOCK APPRECIATION RIGHTS

                A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                        (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                        (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                        (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                        (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.



                                      10.

                        (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                        (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                        (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.



                                      11.

                                  ARTICLE THREE

                                  MISCELLANEOUS


        I. FINANCING

                A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

                B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

        II. TAX WITHHOLDING

                A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                        (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                        (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.



                                      12.

        III. EFFECTIVE DATE AND TERM OF THE PLAN

                A. The Plan was adopted by the Board on August 2, 1995 and approved by the Corporation's stockholders on September 11, 1995. The Plan became effective on the Plan Effective Date and serves as the successor to the Predecessor Plan. On August 1, 1996, the Board authorized a 750,000-share increase in the number of shares of Common Stock available for issuance under the Plan; the increase was approved by the stockholders at the 1996 Annual Stockholders Meeting.

                B. The Plan was amended and restated by the Board on September 11, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 500,000 shares, (ii) increase the maximum number of shares of Common Stock for which options and separately exercisable stock appreciation rights may be granted to any one individual to 750,000 shares, (iii) render the non-employee Board members who are serving on the Primary Committee eligible to receive option grants under the Plan, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (v) remove certain restrictions on the eligibility of non-employee Board members to serve on the Primary Committee and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements and the transferability of Non-Statutory Options) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement was approved by the stockholders at the 1997 Annual Meeting.

                C. The Plan was amended and restated by the Board on September 24, 1998 (the "1998 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 400,000 shares. The 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting.

                D. The Plan was amended and restated by the Board on October 14, 1999 (the "1999 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 500,000 shares. The 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting.

                E. The Plan was amended and restated by the Board on September 7, 2000 (the "2000 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 600,000 shares. The 2000 Restatement is subject to stockholder approval at the 2000 Annual Meeting, and no option grants made on the basis of the 600,000-share increase shall become exercisable in whole or in part unless and until the 2000 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 600,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase. However, in the absence of such stockholder approval, option grants may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 2000 Restatement.



                                      13.

                F. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                G. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

                H. The Plan shall terminate upon the earliest of (i) August 1, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan,
(iii) the termination of all outstanding options in connection with a Corporate Transaction, or (iv) termination by the Board. Upon such Plan termination, all options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options.

        IV. AMENDMENT OF THE PLAN

                A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments shall be subject to stockholder approval as required by applicable laws or regulations.

                B. Options to purchase shares of Common Stock may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V. USE OF PROCEEDS

                Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.



                                      14.

        VI. REGULATORY APPROVALS

                A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock upon the exercise of any option or stock appreciation right shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        VII. NO EMPLOYMENT/SERVICE RIGHTS

                Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.



                                      15.

                                    APPENDIX


                The following definitions shall be in effect under the Plan:

                A. BOARD shall mean the Corporation's Board of Directors.

                B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                        (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                C. CODE shall mean the Internal Revenue Code of 1986, as amended.

                D. COMMON STOCK shall mean the Corporation's common stock.

                E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                F. CORPORATION shall mean Pharmacyclics, Inc., a Delaware corporation.

                G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.



                                      A-1.

                H. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                I. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share.

                J. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                K. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

                L. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or



                                      A-2.

                        (ii) such individual's voluntary resignation following
        (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
        (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                M. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

                N. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

                O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

                P. OPTIONEE shall mean any person to whom an option is granted under the Plan.

                Q. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                R. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                S. PLAN shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

                T. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

                U. PLAN EFFECTIVE DATE shall mean October 23, 1995, the date on which the Underwriting Agreement was executed and the initial public offering price of the Common Stock was established.



                                      A-3.

                V. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Option Plan.

                W. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

                X. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

                Y. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                Z. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

                AA. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

                BB. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                CC. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                DD. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

                EE. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

                FF. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                GG. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.



                                      A-4.

                                                                      APPENDIX C

                               PHARMACYCLICS, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                 (AS AMENDED AND RESTATED ON SEPTEMBER 7, 2000)


                                   ARTICLE ONE

                               GENERAL PROVISIONS

        I. PURPOSE OF THE PLAN

                This Non-Employee Directors Stock Option Plan is intended to promote the interests of Pharmacyclics, Inc., a Delaware corporation, by providing the non-employee members of the Board with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II. ADMINISTRATION OF THE PLAN

                The terms of each option grant (including the timing and pricing of the option grant) shall be determined by the express terms of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

        III. ELIGIBILITY

                The individuals eligible to receive option grants under the Plan shall be (i) those individuals who are serving as non-employee Board members on the Plan Effective Date or who are first elected or appointed as non-employee Board members on or after such date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Plan on the Plan Effective Date or at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Plan upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

        IV. STOCK SUBJECT TO THE PLAN

                A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 246,667 shares. Such authorized share reserve is comprised of (i) the initial share reserve of 166,667 plus (ii) a 30,000-share increase approved by the Board on October 14, 1999, and (iii) a 50,000-share increase approved by the Board on September 7, 2000, subject to approval by the stockholders at the 2000 Annual Meeting.

                B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent the options expire or terminate for any reason prior to exercise in full. Shares subject to any option or portion thereof surrendered in accordance with Article Two and all shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

                C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which option grants are to be subsequently made per Eligible Director and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments to the outstanding options shall be made by the Board and shall be final, binding and conclusive.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM

        I. OPTION TERMS

                A. GRANT DATES. Option grants shall be made on the dates specified below:

                        1. Each Eligible Director who is a non-employee Board member on the Plan Effective Date shall automatically be granted, on the Plan Effective Date a Non-Statutory Option to purchase 5,000 shares of Common Stock.

                        2. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Plan Effective Date shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                        3. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such annual 5,000-share option grants any one Eligible Director may receive over his or her period of continued Board service.

                B. EXERCISE PRICE.

                        1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                        2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

                        (i) cash or check made payable to the Corporation,

                        (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or


                        (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

                D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares.

                        1. Each 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of five (5) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                        2. Each 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of twelve (12) equal and successive monthly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) month of Board service measured from the option grant date.

                E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                        (i) Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability), then the Board member shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

                        (ii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that the option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised by the Optionee (or in the event of the Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will, or in accordance with the Optionee's beneficiary designation, or the laws of descent and distribution) for all or any portion of such shares as fully-vested shares.

                        (iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding, to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

                F. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, an option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                H. BENEFICIARY DESIGNATION. An Optionee may file a written beneficiary designation indicating the person entitled to exercise Optionee's outstanding options on the Optionee's behalf at the time of his/her death. Such beneficiary designation may be changed by the Optionee at any time by filing the appropriate form with the Plan Administrator.

        II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration of the option term or the surrender of the option in connection with a Hostile Take-Over.

                C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval of the Board or any committee of the Board shall be required in connection with such option surrender and cash distribution.

                D. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE THREE

                                  MISCELLANEOUS

        I. EFFECTIVE DATE AND TERM OF THE PLAN

                A. The Plan shall become effective immediately on the Plan Effective Date, and was approved by the Corporation's stockholders on September 11, 1995. On October 14, 1999 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 30,000 shares. The increase was approved by the stockholders at the 1999 Annual Meeting. On September 7, 2000 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 50,000 shares. The increase is subject to stockholder approval at the 2000 Annual Meeting and no options granted on the basis of such increase may be exercised until the increase is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's approval of the increase, then all options previously granted on the basis of the increase shall terminate and cease to be outstanding

                B. The Plan shall terminate upon the earliest of (i) August 1, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or cash-out of the options under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

        II. AMENDMENT OF THE PLAN

                The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) the Plan, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations and (ii) no such amendment or modification shall adversely affect the rights and obligations with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan or the number of shares for which options may be granted to each Eligible Director, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.



        III. USE OF PROCEEDS

                Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.



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

        IV. REGULATORY APPROVALS

                A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

                B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        V. NO EMPLOYMENT/SERVICE RIGHTS

                Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) and the Corporation's stockholders or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

                The following definitions shall be in effect under the Plan:

                A. BOARD shall mean the Corporation's Board of Directors.

                B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                        (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                C. CODE shall mean the Internal Revenue Code of 1986, as amended.

                D. COMMON STOCK shall mean the Corporation's common stock.

                E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                F. CORPORATION shall mean Pharmacyclics, Inc., a Delaware corporation.



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

                G. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

                H. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Plan.

                I. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange which serves as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                K. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

                        (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                        (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

                L. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.



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

                M. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

                N. OPTIONEE shall mean any person to whom an option is granted under the Plan.

                O. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                P. PERMANENT DISABILITY shall mean the inability of the Optionee to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                Q. PLAN shall mean the Corporation's Non-Employee Directors Stock Option Plan, as set forth in this document.

                R. PLAN EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

                S. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code
Section 414(p).

                T. SECTION 16 INSIDERS shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                U. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                V. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                W. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.



                                       11